Inventories (Tables)	12 Months Ended
Jun. 30, 2025
Inventories [Abstract]
Disclosure of Inventories

	SA Rand
Figures in million	2025	2024
Final gold in lock-up	207	180
Work in process, ore stockpiles and finished inventories	1 437	1 533
Consumables at weighted average cost (net of provision) (a)	2 388	2 070
Total inventories	4 032	3 783
Non-current portion of final gold in lock-up included in Other non-current assets	(207)	(180)
Total current portion of inventories	3 825	3 603
Included in the balance above is:
Inventory valued at net realisable value[1]	161	145
[1]The inventory at net realisable value relates to non-current gold in lock-up.
(a)      During the year, the provision for slow-moving and redundant stock decreased by R190 million (2024: R12 million), as a result of a change in the provision estimate mainly relating to the percentage applied and the period lapsed. The total provision at 30 June 2025 was R290 million (2024: R480 million).